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                                                                      EXHIBIT 23

                             ARTHUR ANDERSEN & CO.





                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement, File No. 2-88295.




                                                    /s/  ARTHUR ANDERSEN & CO.



Detroit, Michigan
April 13, 1994